FAIR VALUE OF FINANCIAL INSTRUMENTS, DERIVATIVES AND FAIR VALUE DISCLOSURES (Fair Values of Assets and Liabilities Measured on Recurring Basis) (Details) - Interest Rate Cap [Member] - Fair Value, Measurements, Recurring [Member]
$ in Thousands
Dec. 31, 2017 USD ($)
Derivative assets	$ 902
Fair Value, Inputs, Level 2 [Member]
Derivative assets	$ 902	[1]

[1]	For the interest rate cap, fair value is derived using valuation models that utilize the income valuation approach. These valuation models take into account contract terms such as maturity, as well as other inputs such as interest rate yield curves and creditworthiness of the counterparty and the Company.